UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2026
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Airbnb, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39778	26-3051428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Brannan Street, 3rd Floor
San Francisco, California 94103
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 510-4027

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ABNB	The Nasdaq Stock Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 5, 2026, Airbnb, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter.

Proposal One: Election of Directors

The Company’s stockholders elected Nathan Blecharczyk, Alfred Lin and James Manyika as members of the Company’s board of directors as Class III directors for a three-year term. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Nathan Blecharczyk	3,751,260,895	59,052,502	57,346,517
Alfred Lin	3,707,820,010	102,493,387	57,346,517
James Manyika	3,743,849,492	66,463,905	57,346,517
Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,861,857,267	3,587,527	2,215,119	—
Proposal Three: Advisory Vote on the Approval of the Compensation of the Company’s Named Executive Officers
The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company's named executive officers for the fiscal year ended December 31, 2025, as disclosed in the Company's proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,785,488,625	23,678,837	1,145,935	57,346,517
Proposal Four: Stockholder Proposal regarding Oversight of Risks Relating to Digital Services
The Company’s stockholders did not approve a stockholder proposal regarding oversight of risks relating to digital services. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
2,132,237	3,807,039,420	1,141,739	57,346,517

Proposal Five: Stockholder Proposal regarding Report on Discrimination in Charitable Support
The Company’s stockholders did not approve a stockholder proposal regarding reporting on discrimination in charitable support. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
1,424,337	3,807,436,784	1,452,276	57,346,517

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Proposal Six: Stockholder Proposal regarding Dual-Class Sunset
The Company’s stockholders did not approve a stockholder proposal regarding a dual-class sunset. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
250,653,536	3,558,926,151	733,709	57,346,517

Proposal Seven: Stockholder Proposal regarding Report on Risks of Politicized Divestments
The Company’s stockholders did not approve a stockholder proposal regarding reporting on risks of politicized divestments. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,273,597	3,806,133,140	906,660	57,346,517

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SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBNB, INC.
Date: June 11, 2026	By: /s/ BRIAN SAVAGE Brian Savage Assistant Secretary

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